Semiannual Report
PRIME
RESERVE
FUND

NOVEMBER 30, 2002
T. ROWE PRICE(R)

TABLE OF CONTENTS

Highlights                                                1
Portfolio Manager's Report                                2
   Economy and Interest Rates                             2
   Performance and Strategy                               3
   Outlook                                                4
Performance Comparison                                    5
Financial Highlights                                      6
Statement of Net Assets                                   7
Statement of Operations                                  15
Statement of Changes in Net Assets                       16
Notes to Financial Statements                            17
About the Fund's Directors and Officers                  19

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

HIGHLIGHTS

PERFORMANCE COMPARISON

     o Money market yields remained low in the 6- and 12-month periods ended November 30, 2002.

     o The Prime Reserve Fund outpaced its Lipper benchmark because of our strategy and low fund expenses.

     o Money market returns are likely to remain low but relatively stable for the next six to 12 months.

Periods Ended  11/30/02                                   6 Months     12 Months
.................................................................................
Prime Reserve Fund                                           0.63%         1.48%
Lipper Money Market
Funds Average                                                0.49          1.08

PRICE AND YIELD
                                                                           Prime
Periods Ended 11/30/02                                              Reserve Fund
.................................................................................
Price Per Share                                                            $1.00
Dividends Per Share
        For 6 months                                                       0.006
        For 12 months                                                      0.014
Dividend Yield (7-Day Simple) *                                            1.05%

* Dividends earned for the last seven days of the period indicated are annualized and divided by the fund's net asset value.

Note:A money fund's yield more closely reflects its current earnings than the total return.

PORTFOLIO MANAGER'S REPORT
     Money market securities generated low returns in the 6- and 12-month periods ended November 30, 2002. Interest rates fell to historic lows in early October before rebounding slightly as a faltering economic recovery, corporate accounting scandals, severe declines in stock prices, and fear of war with Iraq increased demand for relatively safe fixed-income securities.

ECONOMY AND INTEREST RATES
     In the wake of the September 11, 2001, terrorist attacks, the economy was clearly in a recession. Unemployment was rising, industrial production was falling, and gross domestic product (GDP) growth was negative. In response, the Federal Reserve opened the monetary spigot and slashed the federal funds target rate to 1.25%, the final move being a 50-basis-point reduction on November 6. (One basis point equals 0.01%.) Money market rates dwindled in response.

The following table was depicted as a graph in the printed material.

                                          Federal
                   6-Month     3-Month      Funds
11/30/2001            1.74        1.72          2
12/31/2001            1.79        1.72       1.75
1/31/2002             1.9         1.75       1.75
2/28/2002             1.86        1.75       1.75
3/31/2002             2.1         1.78       1.75
4/30/2002             1.89        1.76       1.75
5/31/2002             1.88        1.72       1.75
6/30/2002             1.74        1.68       1.75
7/31/2002             1.677       1.69       1.75
8/31/2002             1.656       1.669      1.75
9/30/2002             1.501       1.547      1.75
10/31/2002            1.409       1.445      1.75
11/30/2002            1.275       1.21       1.25

     Over the course of the year, consumer and business measures suggested that the economy was responding to the Fed's medicine, though progress was halting at best. Corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment all acted to undermine confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. Because inflation remained subdued, the Federal Reserve maintained its relatively accommodative monetary stance.

PERFORMANCE AND STRATEGY
     Reflecting the low level of money market rates (which closely track the fed funds rate), your fund returned 0.63% and 1.48% in the 6- and 12-month periods ended November 30, 2002, respectively. The fund surpassed its Lipper benchmark in both periods. Our interest rate positioning benefited results, and below-average expenses were also a factor. Of benefit to investors was also our focus on money market instruments with high credit quality in a period of deteriorating credit quality for many companies--particularly energy and telecommunications firms.

PORTFOLIO CHARACTERISTICS

Period Ended                                                            11/30/02
.................................................................................
Weighted Average Maturity (days)                                              65
Weighted Average Quality                                              First Tier

     All securities purchased in the money fund are rated in the two highest categories (tiers) as established by the national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
     In the second half of the fund's fiscal year, we kept the portfolio's weighted average maturity neutral relative to the average money market fund because of economic, stock market, and geopolitical uncertainties. Specifically, our objective was to keep the average maturity no more than five days longer and no less than five days shorter than that of our typical competitor. At the end of November, the average maturity was only modestly changed from six months ago.

TOP SECTORS
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           5/31/02      11/30/02
--------------------------------------------------------------------------------
Commercial Paper and Medium-Term Notes                         56%           55%
Certificates of Deposit                                        37            37
Funding Agreements                                              4             4
Other U.S. Government and Agencies                             --             2
Foreign Governments and Municipalities                          2             2

     There was little difference between short-term and long-term money market yields during most of the period, but at times, very short rates were higher than six-month and one-year rates. In this environment, we opted to concentrate our investments in three-month maturities (a "bullet" portfolio structure), rather than emphasize one-month and one-year securities (a "barbell").

     The fund's assets were invested primarily in commercial paper, medium-term notes, and CDs at the end of November. Most of our holdings were fixed-rate investments; floating rate instruments represented less than 10% of fund assets. We also added a small position in money market securities issued by government-sponsored enterprises, which were responsible for the bulk of new supply in the last six months.

OUTLOOK
     The Federal Reserve is likely to keep monetary policy accommodative until concrete signs of a sustained economic recovery emerge. Short-term rates are unlikely to fall further, but they could remain at current levels for the next six to 12 months. Given this environment, money market returns are expected to remain low but relatively stable.

Respectfully submitted,

/s/

James M. McDonald
Chairman of the fund's Investment Advisory Committee

December  19, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                 lipper        PRF       prf fill
11/30/1992      10000        10000        10000
11/30/1993      10263.9      10262.7      10262.7
11/30/1994      10620        10622.3      10622.3
11/30/1995      11195.3      11205.4      11205.4
11/30/1996      11745.9      11759.9      11759.9
11/30/1997      12334.3      12354.5      12354.5
11/30/1998      12956.9      12989.8      12989.8
11/30/1999      13551.6      13595        13595
11/30/2000      14337.5      14408        14408
11/30/2001      14916.5      15027        15026.9
11/30/2002      15109.3      15248.9      15248.9


AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/02                       1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Prime Reserve Fund                            1.48%         4.30%          4.31%
................................................................................

Investment return represents past performance and will vary. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS
                        6 Months      Year
                           Ended     Ended
                        11/30/02   5/31/02   5/31/01   5/31/00  5/31/99  5/31/98
NET ASSET VALUE
Beginning of
period                   $ 1.000   $ 1.000   $ 1.000   $ 1.000 $  1.000  $ 1.000
Investment activities
  Net investment
  income loss)            0.006     0.024     0.057     0.051    0.047    0.050
Distributions
  Net investment
  income                 (0.006)   (0.024)   (0.057)   (0.051)  (0.047)  (0.050)
                        .......................................................

NET ASSET VALUE
End of period            $ 1.000   $ 1.000   $ 1.000   $ 1.000  $ 1.000  $ 1.000
                         .......................................................

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^              0.63%     2.47%     5.82%     5.22%    4.82%    5.16%
.................................................................................
Ratio of total expenses
to average net assets     0.62%+     0.63%     0.59%     0.62%    0.66%    0.63%
.................................................................................
Ratio of net investment
income (loss) to average
net assets                1.27%+     2.44%     5.66%     5.11%    4.70%    5.06%
.................................................................................
Net assets, end of
period (in millions)     $ 5,715   $ 5,531   $ 5,758   $ 5,618  $ 5,169  $ 4,889

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Annualized The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2002

STATEMENT OF NET ASSETS                                  Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
BANK NOTES  2.9%
American Express Centurion Bank
          1.379%, 12/11/02                         $   9,750           $   9,748
      VR, 1.639%, 12/9/02                              3,000               3,000
National City Bank of
Indiana, 1.52%, 3/6/03                               104,500             104,503
World Savings Bank, 1.75%, 12/20/02                   49,500              49,500
Total Bank Notes (Cost  $166,751)                                        166,751

CERTIFICATES OF DEPOSIT  37.1%
Abbey National Treasury Services
          1.85%, 12/23/02                             49,600              49,600
          1.91%, 12/31/02                             50,000              50,002
          2.37%, 1/22/03                              22,000              22,000
ABN AMRO Bank, London, 1.36%, 5/27/03                 15,000              14,999
Australia & New Zealand Banking,
London, 1.63%, 3/31/03                               100,000             100,000
Bank of Nova Scotia, 1.76%, 3/11/03                   74,500              74,500
Barclays Bank, London, 1.83%, 12/3/02                 95,000              95,000
Bayerische Landesbank Girozentrale,
      1.86%, 12/24/02                                 57,000              57,000
BNP Paribas
          1.60%, 3/3/03                               74,900              74,900
          2.38%, 1/16/03                              46,500              46,500
Canadian Imperial Bank of
  Commerce, 1.61%, 4/3/03                             10,000              10,003
Credit Agricole Indosuez
          1.75%, 1/17/03                              23,000              23,000
     London, 1.97%, 12/10/02                          35,000              35,001
Danske Bank, 2.27%, 12/5/02                           50,000              50,000
Dexia Bank Belgium, 1.85%, 1/9/03                     50,000              50,000
Dresdner Bank
          1.89%, 12/17/02                             44,500              44,503
          2.55%, 5/12/03                                 750                 753
          2.775%, 4/11/03                              1,000               1,003
HBOS Treasury Services
          1.76%, 12/20/02                             22,000              22,000
     London, 1.39%, 5/27/03                           90,000              90,004

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
Landesbank Baden-Wuerttemburg
     London
          1.61%, 2/4/03                            $  53,000           $  53,008
          1.72%, 1/27/03                              25,000              24,998
Landesbank Hessen-Thuringen
          1.71%, 1/30/03                              32,000              32,008
     London, 1.85%, 1/6/03                            55,000              55,000
     London, 1.945%, 12/31/02                         75,000              75,004
Lloyds Bank, London, 1.83%, 1/8/03                    80,000              80,000
Marshall & Ilsley Bank, 1.75%, 1/21/03                25,000              25,000
Nordea Bank Finland
     VR, 1.37375%, 2/24/03                            11,700              11,694
     London, 1.855%, 1/13/03                          60,000              60,003
Nordeutsche Landesbank
     London
          1.76%, 1/30/03                              50,000              50,000
          1.82%, 1/27/03                              50,000              50,000
Royal Bank of Canada
          2.03%, 12/31/02                             40,000              40,000
          2.74%, 3/12/03                              50,000              49,999
Royal Bank of Scotland, 1.76%, 1/21/03                35,000              35,000
San Paolo IMI, 2.00%, 3/25/03                         84,600              84,600
Societe Generale
          2.08%, 12/20/02                             45,500              45,501
     London, 1.76%, 12/4/02                           28,000              28,000
Street Bank & Trust, 1.74%, 12/23/02                  30,200              30,202
Svenska Handelsbanken
          1.64%, 2/3/03                               34,000              34,003
          1.76%, 1/17/03                              15,000              15,000
     London, 1.79%, 1/27/03                           15,000              15,006
Toronto-Dominion Bank
          1.35%, 5/13/03                              25,000              25,000
          1.635%, 12/2/02                             17,000              17,000
          1.755%, 1/27/03                             74,600              74,600

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
Westdeutsche Landesbank
          1.75%, 2/24/03                           $  30,000           $  30,000
          1.77%, 1/28/03                              69,600              69,600
          2.30%, 1/16/03                              49,700              49,700
Wilmington Trust, 1.78%, 1/31/03                      49,500              49,500
Total Certificates of Deposit (Cost  $2,120,194)                       2,120,194

COMMERCIAL PAPER  48.1%
Alpine Securitization
     4(2)
          1.34%, 1/17/03                              52,900              52,807
          1.75%, 1/23 - 1/24/03                      139,000             138,640
Asset Portfolio
Funding, 4(2), 1.33%, 12/12/02                        31,000              30,987
Atlantic Asset Securitization
     4(2)
          1.60%, 12/3/02                               7,350               7,349
          1.66%, 12/2/02                               2,636               2,636
          1.76%, 1/10/03                              73,000              72,857
Barton Capital
     4(2)
          1.35%, 1/10 - 1/17/03                       13,900              13,877
          1.75%, 1/8 - 4/10/03                        35,398              35,243
Beta Finance, 4(2), 1.82%, 1/6/03                     18,322              18,289
CBA (Delaware) Finance
          1.32%, 2/25/03                              49,850              49,693
          1.76%, 1/28/03                              90,000              89,745
CDC Commercial Paper
     4(2)
          1.31%, 12/13/02                             68,000              67,970
          1.33%, 2/6/03                               50,000              49,876
Ciesco
          1.53%, 1/13/03                              35,000              34,936
     4(2), 1.53%, 1/17/03                             30,000              29,940

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust
     4(2)
          1.32%, 1/29/03                           $  49,100           $  48,994
          1.76%, 1/21/03                              22,000              21,945
Consolidated Edison, 4(2), 1.42%, 12/2/02             10,000              10,000
Corporate Receivables, 4(2), 1.77%, 1/10/03           99,150              98,955
Danske Bank, 1.78%, 12/31/02                          50,000              49,926
Delaware Funding, 4(2), 1.77%, 1/13/03                74,000              73,844
DePfa Bank Europe
     4(2)
          1.80%, 1/6/03                                2,000               1,997
          1.82%, 1/23/03                              23,000              22,938
Discover Card Master Trust, 4(2), 14
A, 1.77%, 12/13/02                                    59,600              59,565
Dorada Finance
     4(2)
          1.36%, 2/19/03                              37,800              37,686
          1.75%, 12/16/02                              6,000               5,995
Fairway Finance
          1.35%, 5/16/03                               4,752               4,722
     4(2), 1.34%, 2/18 - 2/25/03                      44,528              44,386
Falcon Asset Securitization
     4(2)
          1.50%, 3/6/03                               68,014              67,745
          1.52%, 3/6/03                               23,642              23,547
FCAR Owner Trust
          1.35%, 2/19/03                              30,000              29,910
          1.82%, 1/15/03                              25,000              24,943
Fortis Funding, 4(2), 1.75%, 2/27/03                  50,000              49,786
Giro Multi-Funding, 4(2), 1.36%, 1/15/03              26,000              25,956
Golden Funding
          1.76%, 2/11/03                              15,769              15,714
          1.77%, 12/12/02                             13,906              13,898
     4(2), 1.76%, 2/20/03                             10,300              10,259
Greyhawk Fund, 4(2), 1.52%, 1/14/03                   99,100              98,916
Home Depot, 4(2), 1.50%, 5/6/03                       57,000              56,629
K2, 4(2), 1.85%, 1/7/03                                5,384               5,374

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
MassMutual Funding
     4(2)
          1.32%, 12/3/02                           $  47,878           $  47,874
          1.78%, 12/9/02                               2,850               2,849
MBNA Master Credit Card Trust II
     4(2)
          144A, 1.77%, 1/16/03                        48,900              48,790
          144A, 1.79%, 1/15/03                        12,000              11,973
National Rural Utilities, 1.38%, 12/3/02               3,038               3,038
Nestle Capital, 4(2), 1.75%, 2/25/03                  57,000              56,762
New Center Asset Trust, 1.34%, 2/27/03                34,400              34,287
New York Life Capital, 4(2), 1.77%, 1/24/03           28,000              27,926
Nordea North America, 1.75%, 12/12/02                 37,900              37,880
Old Line Funding
     4(2)
          1.36%, 1/8 - 2/5/03                         33,328              33,261
          1.77%, 1/29 - 2/5/03                        69,534              69,315
          1.78%, 12/6/02                              23,000              22,994
Paradigm Funding
          1.34%, 2/13/03                              49,000              48,865
          1.60%, 1/17/03                               9,100               9,081
     4(2), 1.35%, 1/22 - 2/14/03                      83,000              82,827
Park Avenue Receivables
     4(2)
          1.35%, 2/24/03                              50,000              49,841
          1.78%, 1/15/03                              99,600              99,378
Pennine Funding
     4(2)
          1.35%, 1/24/03                              50,000              49,899
          1.53%, 3/4/03                               29,000              28,885
          1.77%, 1/17/03                              40,000              39,908
          1.78%, 12/23/02                             52,340              52,283
Preferred Receivables Funding
     4(2)
          1.34%, 1/21/03                              56,000              55,894
          1.35%, 1/23/03                              73,400              73,254
          1.36%, 1/7/03                               20,000              19,972

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
UBS Finance, 1.32%, 2/18/03                        $   1,000           $     997
Variable Funding Capital
     4(2)
          1.35%, 12/13/02                              5,000               4,998
          1.81%, 1/16/03                               9,500              9,478
Verizon Global
Funding, 4(2), 1.886%, 12/16/02                       30,700              30,700
Westpac Trust Securities of New
Zealand, 1.355%, 5/15/03                              72,000              71,553
Yale University, 1.36%, 2/14/03                       24,350              24,281
Total Commercial Paper (Cost  $2,747,518)                              2,747,518

FUNDING AGREEMENTS  3.5%
Allstate Life Insurance
     VR
          1.958%, 12/2/02++                           25,000              25,000
          1.97%, 12/2/02++                            25,000              25,000
GE Life & Annuity, VR, 1.916%, 12/12/02               50,000              50,000
Peoples Benefit Life Insurance
     VR
          1.88%, 12/1 - 12/2/02++                     40,000              40,000
          1.89%, 12/2/02++                            25,000              25,000
Protective Life, VR, 1.976%, 12/2/02                  12,500              12,500
Security Life of Denver
Insurance, 1.43%, 12/27/02                            25,000              25,000
Total Funding Agreements (Cost  $202,500)                                202,500

MEDIUM-TERM NOTES  6.1%
3M, 144A, 5.652%, 12/12/02                            49,900              49,948
Alabama Power, VR, 1.906%, 12/3/02                    31,900              31,908
American Express Credit
     VR
          1.38%, 12/27/02                             50,000              50,000
          1.431%, 12/17/02                             3,000               3,002
Bank of America, London, VR, 1.598%, 2/13/03           7,960               7,963
BankAmerica
          7.875%, 12/1/02                              7,825               7,825
     Sr. Sub. Notes, 6.875%, 6/1/03                    2,500               2,566

                                                         Par               Value
                                                              In thousands
--------------------------------------------------------------------------------
Caterpillar Financial Services,
VR, 2.041%, 12/27/02                               $  14,000           $  14,002
GE Capital
     VR
          1.409%, 12/9/02                             23,900              23,900
          1.411%, 12/17/02                            14,900              14,900
John Hancock Global Funding II
     VR
     144A, 1.87%, 1/6/03                              25,800              25,803
          1.888%, 12/30/02                            30,000              30,023
Merrill Lynch
          5.92%, 1/6/03                               15,000              15,058
     VR, 1.93%, 1/7/03                                19,975              19,988
Morgan Stanley, VR, 1.895%, 12/10/02                  19,750              19,763
Wells Fargo, 4.25%, 8/15/03                           32,300              32,929
Total Medium-Term Notes (Cost  $349,578)                                 349,578

U.S. GOVERNMENT AGENCY OBLIGATIONS  2.2%
Federal Home Loan Bank
          1.75%, 12/2/03                              74,750              74,750
          2.00%, 10/3/03                              49,750              49,750
Total U.S. Government Agency Obligations
    (Cost $124,500)                                                      124,500

                                                                           Value
                                                                    In thousands
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
99.9% of Net Assets (Cost $5,711,041)                                 $5,711,041

Other Assets Less Liabilities                                              3,938

NET ASSETS                                                            $5,714,979
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                            $      735
Undistributed net realized gain (loss)                                      (53)
Paid-in-capital applicable to 5,715,008,720 shares of $0.01
par value capital stock outstanding; 15,000,000,000 shares
authorized                                                             5,714,297

NET ASSETS                                                            $5,714,979

NET ASSET VALUE PER SHARE                                             $     1.00

++ Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules -- total of such securities at period-end amounts to $115,000 and represents 2.0% of net assets

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers total of such securities at period-end amounts to $196,079 and represents 3.4% of net assets

4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors"

VR   Variable Rate


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
In thousands                                                            6 Months
                                                                           Ended
                                                                        11/30/02

Investment Income (Loss)
Interest income                                                        $  54,004
Expenses
  Investment management                                                   10,619
  Shareholder servicing
    Prime Reserve shares                                                   6,457
    Prime Reserve - Plus class shares                                         28
  Prospectus and shareholder reports
    Prime Reserve shares                                                     245
    Prime Reserve - Plus class shares                                          -
  Custody and accounting                                                     237
  Registration                                                                63
  Directors                                                                   22
  Legal and audit                                                             10
  Proxy and annual meeting                                                     1
  Miscellaneous                                                               13
  Total expenses                                                          17,695
  Expenses paid indirectly                                                   (8)
  Net expenses                                                            17,687
Net investment income (loss)                                              36,317

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities                                         5

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $  36,322

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
In thousands

                                                        6 Months            Year
                                                           Ended           Ended
                                                        11/30/02         5/31/02
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                      $     36,317      $  141,465
  Net realized gain (loss)                                     5            (14)
  Increase (decrease) in net assets from
operations                                                36,322         141,451
Distributions to shareholders
  Net investment income
    Prime Reserve shares                                (35,723)       (139,687)
    Prime Reserve - PLUS class shares                      (594)         (1,778)
  Decrease in net assets from
distributions                                           (36,317)       (141,465)
Capital share transactions *
  Shares sold
    Prime Reserve shares                               2,017,042       4,842,498
    Prime Reserve - PLUS class shares                     23,720          64,387
  Distributions reinvested
    Prime Reserve shares                                  34,557         135,992
    Prime Reserve - PLUS class shares                        515           1,785
  Shares redeemed
    Prime Reserve shares                             (1,957,173)     (5,205,604)
    Prime Reserve - PLUS class shares                   (17,055)        (52,562)
Shares transferred in connection with PLUS
   Class closure
    Prime Reserve shares                                  86,608               -
    Prime Reserve - PLUS class shares                   (86,608)               -
  Increase (decrease) in net assets from
  capital share transactions                             101,606       (213,504)

NET ASSETS
Increase (decrease) during period                        101,611       (213,518)
Beginning of period                                    5,613,368       5,826,886

END OF PERIOD                                       $  5,714,979      $5,613,368

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -  SIGNIFICANT  ACCOUNTING  POLICIES
     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 the 1940 Act) as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible income. The T. Rowe Price Prime Reserve Fund commenced operations on January 26, 1976.

     From November 1, 1998 through November 25, 2002, the fund also offered a second class of shares. The T. Rowe Price Prime Reserve - PLUS Class (PLUS Class) provided ex-panded shareholder services, the cost of which was borne by its shareholders. Each class had exclusive voting rights on matters related solely to that class, separate voting rights on matters which related to both classes, and, in all other respects, the same rights and obligations as the other class. On November 25, 2002, all outstanding shares of the PLUS Class were transferred into the Prime Reserve Fund class at their value on that date, and the PLUS Class was closed. The transfer was nontaxable to investors.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits, which totaled $8,000 for the six months ended November 30, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of November 30, 2002.

     The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2002, the fund had $23,000 of unused capital loss carryforwards, of which $23,000 expire in 2009.

     At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,711,041,000.

NOTE 3 - RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At November 30, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $1,750,000.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $4,663,000 for the six months ended November 30, 2002, of which $635,000 was payable at period-end. # T. ROWE PRICE PRIME RESERVE FUND

T. ROWE PRICE PRIME RESERVE FUND
-------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                   AND DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
.................................................................................
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993

Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse Company,
1979                            real estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC,
(1/27/43)                       an acquisition and management advisory firm
2001

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and
2001                            Canyon Resources Corp. (5/00 to present);
                                Chairman and President, Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver &
(8/22/34)                       Associates, Inc., consulting environmental and
1980                            civil engineers

Hanne M. Merriman               Retail Business Consultant; Director,
(11/16/41)                      Ann Taylor Stores Corp., Ameren Corp.,
2001                            Finlay Enterprises, Inc., The Rouse Company, and
                                US Airways Group, Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
1992                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and
                                The Rouse Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
2001

Paul M. Wythes                  Founding  Partner,   Sutter  Hill  Ventures,
(6/23/33)                       a  venture  capital  limited partnership,
2001                            providing  equity  capital  to  young
                                high-technology  companies throughout the
                                United States; Director, Teltone Corp.

*Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE PRICE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]            DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
.................................................................................
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director,
1995                            T. Rowe Price Global Asset Management Limited
[38]

James S. Riepe                  Director and Vice President, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and Vice
1994                            President, T. Rowe Price Group, Inc.;
[105]                           Chairman of the Board and Director, T.Rowe Price
                                Global Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T.Rowe Price
                                Services, Inc.; Chairman of the Board, Director,
                                President, and Trust Officer, T. Rowe Price
                                Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Prime Reserve Fund

M. David Testa                  Chief Investment Officer, Director, and Vice
(4/22/44)                       President, T. Rowe Price; Vice Chairman of the
1997                            Board, Chief Investment Officer, Director, and
[105]                           Vice President, T. Rowe Price Group, Inc.;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International,Inc.; Director and Vice President,
                                T. Rowe Price Trust Company

*Each inside director serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED        PRINCIPAL OCCUPATION(S)
.................................................................................
Steven G. Brooks, CFA (8/5/54)  Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.
Prime Reserve Fund

Brian E. Burns (10/6/60)        Assistant Vice President, T. Rowe Price
Vice President,
Prime Reserve Fund

Joseph A. Carrier (12/30/60)    Vice President, T. Rowe Price,
Treasurer,                      T. Rowe Price Group, Inc., and
Prime Reserve Fund              T. Rowe Price Investment Services, Inc.

Patrick S. Cassidy (8/27/64)    Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.
Prime Reserve Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE PRIME RESERVE FUND
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED        PRINCIPAL OCCUPATION(S)
.................................................................................
Mark S. Finn (1/14/63)          Vice President, T. Rowe Price
Vice President,
Prime Reserve Fund

Alisa Fiumara (2/7/74)          Employee, T. Rowe Price; formerly
Vice President,                 Associate Analyst, Legg Mason (to 2000)
Prime Reserve Fund

Henry H. Hopkins (12/23/42)     Director and Vice President,
Vice President,                 T. Rowe Price Group, Inc., T. Rowe Price
Prime Reserve Fund              Investment Services, Inc., T. Rowe Price
                                Services, Inc., and T. Rowe Price Trust Company;
                                Vice President, T. Rowe Price, T. Rowe Price
                                International, Inc., and T. Rowe Price
                                Retirement Plan Services, Inc.

Alan D. Levenson (7/17/58)      Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.; formerly Senior
Prime Reserve Fund              Vice President and Director of Research,
                                Aubrey G. Lanston & Co., Inc.

Patricia B. Lippert (1/12/53)   Assistant Vice President, T. Rowe Price and
Secretary,                      T. Rowe Price Investment Services, Inc.
Prime Reserve Fund

Joseph K. Lynagh, CFA (6/9/58)  Vice President,T. Rowe Price and Vice President,
Prime Reserve Fund              T. Rowe Price Group, Inc.

James M. McDonald (9/29/49)     Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President,       Group, Inc., and T. Rowe Price Trust Company
Prime Reserve Fund

David S. Middleton (1/18/56)    Vice President, T. Rowe Price, T. Rowe Price
Controller,                     Group, Inc., and T. Rowe Price Trust Company
Prime Reserve Fund

Mary J. Miller (7/19/55)        Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.
Prime Reserve Fund

Joan R. Potee (11/23/47)        Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.
Prime Reserve Fund

Susan G. Troll (8/27/66)        Vice President, T. Rowe Price and
Vice President,                 T. Rowe Price Group, Inc.
Prime Reserve Fund

Lea C. Ward (6/5/68)            Assistant Vice President, T. Rowe Price;
Vice President,                 formerly Customer Finance Analyst,
Prime Reserve Fund              Lucent Technologies (to 2000)

Edward A. Wiese, CFA (4/12/59)  Vice President, T. Rowe Price, T. Rowe Price
President,                      Group, Inc., and T. Rowe Price Trust Company;
Prime Reserve Fund              Director, Chief Investment Officer, and Vice
                                President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
.................................................................................
STOCK FUNDS                   BLENDED ASSET FUNDS        MONEYMARKET FUNDS++
DOMESTIC                      (continued)                TAXABLE
Blue Chip Growth*             Retirement 2020            Prime Reserve
Capital Appreciation          Retirement 2030            Summit Cash Reserves
Capital Opportunity           Retirement 2040            U.S. Treasury Money
Developing Technologies       Retirement Income          TAX-FREE
Diversified Small-Cap         Tax-Efficient Balanced     California Tax-Free
  Growth                                                   Money
Dividend Growth               BOND FUNDS                 Maryland Tax-Free Money
Equity Income*                DOMESTIC TAXABLE           New York Tax-Free Money
Equity Index 500              Corporate Income           Summit Municipal Money
Extended Equity Market        GNMA                         Market
  Index                       High Yield*                Tax-Exempt Money
Financial Services            Inflation Protected
Growth & Income                 Bond                     INTERNATIONAL/GLOBAL
Growth Stock*                 New Income*                  FUNDS
Health Sciences               Short-Term Bond            STOCK
Media & Telecommunications    Spectrum Income            Emerging Europe &
Mid-Cap Growth*               Summit GNMA                  Mediterranean
Mid-Cap Value*                U.S. Bond Index            Emerging Markets Stock
New America Growth            U.S. Treasury              European Stock
New Era                         Intermediate             Global Stock
New Horizons                  U.S. Treasury Long-Term    Global Technology
Real Estate                   DOMESTIC TAX-FREE          International
Science & Technology*         California Tax-Free          Discovery+
Small-Cap Stock*                Bond                     International Equity
Small-Cap Value*+             Florida Intermediate         Index
Spectrum Growth                 Tax-Free                 International Growth &
Tax-Efficient Growth          Georgia Tax-Free Bond        Income*
Tax-Efficient                 Maryland Short-Term        International Stock*
  Multi-Cap Growth              Tax-Free Bond            Japan
Total Equity Market Index     Maryland Tax-Free Bond     Latin America
Value*                        New Jersey Tax-Free        New Asia
                                Bond                     Spectrum International
BLENDED ASSET FUNDS           New York Tax-Free Bond     BOND
Balanced                      Summit Municipal Income    Emerging Markets Bond
Personal Strategy Balanced    Summit Municipal           International Bond*
Personal Strategy Growth        Intermediate
Personal Strategy Income      Tax-Free High Yield
Retirement 2010               Tax-Free Income*
                              Tax-Free Intermediate
                                Bond
                              Tax-Free Short-
                                Intermediate
                              Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street, Baltimore, MD 21202

28550                                                           F44-051 11/30/02